

<ARTICLE>                     5
<LEGEND>
     This schedule  contains summary  financial  information  extracted from the balance sheet of CNL Income Fund XVI, Ltd. at March 31, 2000,  and its statement of income for the three  months then ended and is  qualified  in its entirety by reference  to the Form 10-Q of CNL Income Fund XVI,  Ltd.  for the three  months ended March 31, 2000.
</LEGEND>


<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                              DEC-31-2000
<PERIOD-START>                                 JAN-01-2000
<PERIOD-END>                                   MAR-31-2000
<CASH>                                         1,509,748
<SECURITIES>                                   0
<RECEIVABLES>                                  442,427
<ALLOWANCES>                                   210,413
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F1>
<PP&E>                                         31,908,524
<DEPRECIATION>                                 2,650,001
<TOTAL-ASSETS>                                 39,023,966
<CURRENT-LIABILITIES>                          0<F1>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     37,742,979
<TOTAL-LIABILITY-AND-EQUITY>                   39,023,966
<SALES>                                        0
<TOTAL-REVENUES>                               908,121
<CGS>                                          0
<TOTAL-COSTS>                                  310,852
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                236,047
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            236,047
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   236,047
<EPS-BASIC>                                  0
<EPS-DILUTED>                                  0

<F1>Due to the nature of its  industry,  CNL Income Fund XVI,  Ltd.  has an unclassified balance sheet; therefore, no values are shown above for current assets and current liabilities.


